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                                                                  EXHIBIT 10.31


             AMENDMENT NO. 1 AND WAIVER TO PARTICIPATION AGREEMENT


              This AMENDMENT NO. 1 AND WAIVER TO PARTICIPATION AGREEMENT (this "Amendment"), is entered into as of May 27, 1997, among BEVERLY ENTERPRISES, INC., a Delaware corporation, as the Representative, Construction Agent and Parent Guarantor (in its capacity as Representative, the "Representative"; in its capacity as Construction Agent, the "Construction Agent"; and, in its capacity as Parent Guarantor, the "Parent Guarantor") and together with the Guarantors listed on the signature page to the Guaranty (each a "Guarantor") and the Structural Guarantors, the "Guarantors"); BMO LEASING (U.S.), INC., a Delaware corporation, as a Lessor (together with any permitted successors and assigns thereto, each a "Lessor" and collectively the "Lessors"); BMO LEASING (U.S.), INC., as Agent Lessor for the Lessors (in such capacity, the "Agent Lessor"); THE LONG-TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY ("LTCB"), BANK OF MONTREAL, a Canadian banking organization ("BMO"), and the other various financial institutions as are or may from time to time become lenders (the "Lenders") under the Loan Agreement; LTCB as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders and as Arranger (in such capacity, the "Arranger"); and BMO, as Co-Arranger and Syndication Agent (collectively, the "Parties").

                                R E C I T A L S:


              A. The Parties entered into a Participation Agreement dated as of March 21, 1997 (the "Participation Agreement"); and

              B. The Parties desire to amend Section 3.4 and Appendix A to the Participation Agreement and to waive a provision under Section 6.2(b) of the Participation Agreement.


                               A G R E E M E N T:

              NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

              1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in Appendix A to the Participation Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section and Article references herein shall refer to Sections and Articles of the Participation Agreement.

              2. Amendment to "London Interbank Offered Rate". The term "London Interbank Offered Rate" as contained in Appendix A of the Participation Agreement is hereby amended in its entirety as follows:
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              "London Interbank Offered Rate" means, as applicable to any
       Eurodollar Loan, for the Interest Period of such Eurodollar Loan, the rate per annum determined by the Administrative Agent on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Eurodollar Loan offered for a term comparable to such Interest Period, which rates appear on the Reuters Screen LIBO Page as of 11:00 A.M., London time, two (2) Business Days prior to the first day of such Interest Period, provided that (i) if more than one such offered rate appears on the Reuters Screen LIBO Page, the "London Interbank Offered Rate" will be the arithmetic average (rounded upwards, if necessary, to the next higher 1/100th of it) of such offered rates; (ii) if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the rate per annum quoted by the Administrative Agent's London Branch two
       (2) Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to leading banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Loan; and (iii) with respect to an Interest Period of a duration less than one month, the "London Interbank Offered Rate" for such Interest Period will be the rate per annum quoted by the Administrative Agent's London Branch two (2) Business Days prior to the first day of such Interest Period, for deposits in Dollars offered to the Administrative Agent for a period comparable to such Interest Period in an amount comparable to the principal amount of such Eurodollar Loan.

              3.     Amendment to Section 3.4(a).  The third sentence of
Section 3.4(a) of the Participation Agreement is hereby amended in its entirety as follows:

       "Such Loans and Lessor Amounts made with respect to each Advance (i) if made on a day other than a Scheduled Payment Date or an Acquisition Date, shall be Base Rate Loans/Lessor Amounts and (ii) if made on a Scheduled Payment Date or an Acquisition Date, shall be Eurodollar Loans/Lessor Amounts, and the duration of the initial Interest Period with respect to such Advance shall begin on the proposed Acquisition Date or Funding Date and end on the next succeeding Scheduled Payment Date (the "Initial Interest Period")."

              4. Waiver of As-Built Appraisal Delivery Requirement. Effective as of the Effective Date, each of the Participants hereby waives the delivery requirements of Section 6.2(b) of the Participation Agreement with respect to the As-Built Appraisal for the Property located in Cobb County, Georgia and acquired pursuant to the Operative Documents on May 30, 1997 until the earlier of (i) 30 days after the Effective Date and (ii) the next succeeding Funding Date with respect to such Property. The failure to deliver the As-Built Appraisal as provided in this Section 4 shall constitute a failure by the Representative to observe and perform a covenant under the Participation Agreement.

              5. Effective Date. This Amendment shall be effective and the Participation Agreement amended as of May 27, 1997 (the "Effective Date"), as if entered into on such date.





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              6.     Effect of Amendment.  The Parties agree that, except as
amended hereby or hereafter, the Participation Agreement and any and all other agreements, documents, certificates and other instruments executed in connection therewith shall remain in full force and effect in accordance with their terms. Any reference to the Participation Agreement shall be deemed to be a reference to the Participation Agreement as amended by this Amendment.

              7. Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

              8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.





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              IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                   BEVERLY ENTERPRISES, INC., as
                                   Representative, Construction Agent and
                                   Parent Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                   LOS ANGELES AGENCY, as Arranger,
                                   Administrative Agent
                                   and as a Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BMO LEASING (U.S.),
                                   INC., as Agent Lessor and as a Lessor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BANK OF MONTREAL, as Co-Arranger and as a Lender


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:





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                                   VANTAGE HEALTHCARE CORPORATION, as Lessee
                                   and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   PETERSEN HEALTH CARE, INC., as Lessee and
                                   Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY SAVANA CAY MANOR, INC., as Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                   BEVERLY ENTERPRISES - GEORGIA, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:





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                                   BEVERLY ENTERPRISES - CALIFORNIA, INC., as
                                   Lessee and Structural Guarantor


                                   By
                                     -------------------------------------------
                                     Name:
                                     Title:





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